EXHIBIT 10.8

                          SECURED CONVERTIBLE DEBENTURE

                            PROGREEN PROPERTIES, INC.



No. 2009-01



Birmingham, Michigan                                    US $____________________
_____________ ___, 2009



           FOR VALUE RECEIVED, the undersigned, PROGREEN PROPERTIES, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of (hereinafter, with any subsequent holder, the "Holder"), at the Company's principal corporate office, or at such other place or to such other party as the Holder of this Secured Convertible Debenture (the "Debenture") may from time to time designate in writing, the principal sum of _____________________ ($________________), together with interest on the principal balance in the manner and upon the terms and conditions set forth below. All cash payments hereunder shall be made in lawful currency of the United States and in immediately available funds.

           The proceeds of this Debenture will be used by the Company for the purchase, refurbishment and upgrades of real property assets through the Company's wholly-owned subsidiary, ProGreen Properties XX LLC, a limited liability company formed under the laws of the State of Michigan (" PROGREEN XX LLC").


      1. Rate and Payment of Interest. The principal balance of this Debenture shall bear interest at a fixed rate per annum equal to thirteen and one-half percent (13.5%), payable annually in arrears. Interest shall commence to accrue on the date hereof. Interest payments shall be payable in shares of Common Stock of the Company, par value $.0001 per share ("Common Stock"), valued at the Conversion Price as of the due date of the interest payment. If this Debenture is prepaid pursuant to the terms of Section 3 hereof, the prepayment sum shall include all unpaid interest accrued through the date of prepayment paid in shares of Common Stock at the Conversion Price as of the date of prepayment. All interest payments hereon shall be payable solely in shares of Common Stock.

      2. Maturity Date; Payments. The entire unpaid amount of this Debenture, together with all accrued, but unpaid, interest and all other fees, costs, and charges, if any, thereon, shall be due and payable on _____________, 20__ (the "Maturity Date"). If any amounts due under this Debenture are due on a day which is not a business day, then such amounts shall be due on the next following day which is a regular business day. All payments on account of the indebtedness evidenced by this Debenture shall be applied first, to accrued and unpaid interest, and second, to the unpaid principal balance hereof.

      3. Prepayment. The entire principal amount of this Debenture may be prepaid at any time after two years from the Closing Date (the "Prepayment Date"), without penalty, by the Company. The Company shall provide notice (the "Prepayment Notice") to the Holder of its intent to prepay this Debenture not less than thirty (30) days prior to the Prepayment Date specified in the Prepayment Notice. Any accrued unpaid interest on this Debenture due at the Prepayment Date will be paid in shares of Common Stock valued at the Conversion Price as of the Prepayment Date. The Holder has the right to elect to convert this Debenture in lieu of cash prepayment, subject to the Conversion Limit, at the Conversion Price as of the Prepayment Date, by delivery of a Conversion Notice to the Company not more than ten (10) days following receipt by the Holder of the Prepayment Notice.

      4.          Conversion.

                  (a) Conversion Option. At any time after two years following the date of issuance of this Debenture and on or before the Maturity Date, all or any portion of the principal balance of this Debenture may, at the option of the Holder, be converted into shares of Common Stock at the Conversion Price as of the Conversion Date, subject to the Conversion Limit. If the Holder elects to convert all or any portion of the principal amount of this Debenture, this Debenture, or portion thereof, as the case may be, shall be converted into the number of shares of Common Stock of the Company determined by dividing (i) 115% of the principal amount of this Debenture being converted by (ii) the Conversion Price as of the date of the Conversion Notice, subject to the Conversion Limit. Any accrued unpaid interest due at the Conversion Date will be paid in shares of Common Stock valued at the Conversion Price as of the Conversion Date.

                  (b) Conversion Price; Conversion Date. "Conversion Price" shall be the price, as of any date of determination, equal to the average closing bid price of the Common Stock during the period of twenty (20) consecutive Trading Days, ending on the Trading Day immediately prior to the date of determination. In the case of the exercise of the conversion option by the Holder of this Debenture under Sections 3 through 4 of this Debenture, such date of determination shall be the date on which the Conversion Notice is given by the Holder (the "Conversion Date").

                  (c) Manner of Exercise of Conversion Option; Conversion Notice. In order to exercise its conversion option, the Holder shall deliver a written Conversion Notice to the Company that the Holder elects to convert all or part of the outstanding principal balance of this Debenture together with any accrued interest thereon (in the form attached hereto as Exhibit A, the "Conversion Notice"). The Conversion Notice shall also state the name or names (with addresses) in which the certificate or certificates for shares of Common Stock issuable on such conversion shall be issued. Within twenty (20) days after the receipt of the Conversion Notice and the surrender of this Debenture, the Company shall issue and deliver to such Holder, or to its written order, a certificate or certificates for the number of full shares of Common Stock issuable upon conversion of the principal amount of this Debenture to be converted Such conversion shall be deemed to have been effected on the Conversion Date, and the person or persons in whose name or names the shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder or holders of record of the shares represented thereby.

                   (c) Conversion Limit. The shares of Common Stock to be issued to the Holder in connection with conversion or prepayment of this Debenture at the option of the Holder, plus the shares of Common Stock owned beneficially at the time of such issuance by such Holder, shall not exceed 9.99% of the shares of Common Stock outstanding as of the date such issuance ("Conversion Limit").

                  (d) Transfer Agent Documents. The Company shall provide any certificates or legal opinions required by the Company's transfer agent in connection with any sale of shares of Common Stock received by the Holder upon conversion of this Debenture.

                  (e) Reservation of Shares of Common Stock. During the period the conversion rights for this Debenture exist, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Debenture. The Company represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. The Company agrees that its issuance of this Debenture shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Debenture.

      5.          Conversion Price Adjustment.

                  (a) If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination), or any consolidation or merger of the Company with or into another corporation, or in the case of any sale, transfer or other disposition to another person, corporation or other entity of all or substantially all the property, assets, business and good will of the Company as an entirety, then, as part of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, as the case may be, lawful provision shall be made so that the registered owner of this Debenture shall have the right thereafter to receive upon the conversion hereof the kind and amount of shares of stock or other securities or property which said registered owner would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, as the case may be, said registered owner had held the number of shares of Common Stock which were then issuable upon the conversion of this Debenture. In any such case, appropriate adjustment (as determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the registered owner of this Debenture such that the provisions set forth herein (including provisions with respect to adjustment of the Conversion Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the conversion of this Debenture.

                  (b) In case the Company shall declare a dividend upon shares of Common Stock payable otherwise than out of earnings or earned surplus and otherwise than in shares of Common Stock or in stock or obligations directly or indirectly convertible into or exchangeable for Common Stock, the Holder shall, upon conversion of this Debenture in whole or in part, be entitled to purchase, in addition to the number of shares of Common Stock deliverable upon such conversion, but without further consideration, the cash, stock or other securities or property which the Holder would have received as dividends (otherwise than out of such earnings or earned surplus and otherwise than in shares of Common Stock or in such convertible or exchangeable stock or obligations), if continuously since the date set forth above such holder (i) had been the holder of record of the number of shares of Common Stock deliverable upon such conversion and (ii) had retained all dividends in stock or other securities (other than shares of Common Stock or such convertible or exchangeable stock or obligations) paid or payable in respect of said number of shares of Common Stock or in respect of any such stock or other securities so paid or payable as such dividends. For purposes of this subparagraph (b), a dividend payable otherwise than in cash shall be considered to be payable out of earnings or earned surplus and shall be charged in an amount equal to the fair value of such dividend as determined by the Board of Directors of the Company.

                  (c)      In case at any time:

                           (i) the Company shall pay any cash or stock dividend
upon its Common Stock or make any distribution to the holders of its Common Stock; or

                           (ii) the Company shall offer for subscription pro
rata to the holders of its Common Stock any additional shares of stock of any class or any other rights; or

                           (iii) the Company shall effect any capital
reorganization or any reclassification of or change in the outstanding capital stock of the Company (other than a stock split, a change in par value, or a change resulting solely from a subdivision or combination of outstanding shares of Common Stock), or any consolidation or merger, or any sale, transfer or other disposition of all or substantially all its property, assets, business and good will as an entirety, or the liquidation, dissolution or winding up of the Company; or

                           (iv) the Company shall declare a dividend upon shares
of its Common Stock payable otherwise than out of earnings or earned surplus or otherwise than in shares of Common Stock or any stock or obligations directly or indirectly convertible into or exchangeable for Common Stock;

                  then, in any such case, the Company shall cause at least fifteen (15) days' prior notice thereof to be furnished to the Holder at the address of such Holder shown on the books of the Company. Such notice shall also specify the date on which the books of the Company shall close, or a record be taken, for such stock dividend, distribution or subscription rights, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution, winding up, or dividend, as the case may be, shall take place, and the date of participation therein by the holders of Common Stock if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the rights of the Holder.

                  (d) The Company shall promptly mail to the Holder a brief statement of the kind and amount of stock or other securities or property into which this Debenture shall be exercisable following the occurrence of any of the events specified in subparagraphs (a), (b) or (c) above.

                  (e) The Company shall not be required upon the conversion of this Debenture to issue any fractional shares, but shall make any adjustment therefor on the basis of the mean between the closing low bid and closing high asked prices on the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotations System or the closing market price on a national securities exchange on the trading day immediately prior to conversion, whichever is applicable or, if neither is applicable, then on the basis of the market value of any such fractional interest as shall be reasonably determined by the Company.

      6. Default Interest Rate. This Debenture will bear interest from and after the earlier of (i) the Maturity Date or (ii) the occurrence of an Event of Default at the rate of interest equal to eighteen percent (18%) per annum, compounded annually, based on a 360 day calendar year (the "Default Interest Rate").

      7. Events of Default; Acceleration. The following events shall constitute "Events of Default" hereunder:

                  (a) If the Company shall fail to pay when due after a 10-day grace period the principal of and/or accrued interest on this Debenture or any other amount payable under this Debenture;

                  (b) A material breach by the Company of any of its representations, warranties, covenants or agreements made in this Debenture that is not cured within thirty (30) days following receipt by Company of written notice specifying in detail the breach;

                  (c) If proceedings under any bankruptcy or insolvency law are commenced by the Company, or if proceedings under any bankruptcy or insolvency law are commenced against the Company and such proceedings are not dismissed within 30 days of commencement thereof, or if a general assignment for the benefit of creditors of the Company is made or if a trustee or receiver of the Company's property is appointed; or

                  (d) If the Company shall adopt, or agree to adopt, a plan of liquidation or dissolution of the Company.

      ii Upon the occurrence of an Event of Default, then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may, upon written notice to the Company, declare the unpaid principal amount of this Debenture, accrued interest thereon and all other amounts payable under this Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any Debenture or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any further period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law; provided, however, that in the case of an Event of Default described in Section 7(c) above, then the unpaid principal amount of this Debenture, accrued interest thereon and other amounts payable under this Debenture shall be immediately due and payable without any notice or other action by the Holder.

         8. Representations and Warranties. Each of the Company and PROGREEN XX LLC hereby represents, warrants and covenants to the following:

                  (a) Existence. Each of the Company and PROGREEN XX LLC is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly licensed, qualified to do business and is in good standing in all other states in which such licensing, qualification and good standing are necessary. Each of the Company and PROGREEN XX LLC has all requisite power and authority (X) to own and operate its properties, (Y) to carry on its business as now conducted and as proposed to be conducted, and (Z) to execute and deliver this Debenture;

                  (c) Binding Obligations. The execution, delivery, and performance of this Debenture by each of the Company and PROGREEN XX LLC have been duly authorized by all necessary action by each of the Company and PROGREEN XX LLC, have been duly executed and delivered by each of the Company and PROGREEN XX LLC and constitute legal, valid and binding obligations of each of the Company and PROGREEN XX LLC, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles; and

                  (d) No Consent. The execution, delivery and performance of this Debenture, and the consummation of the transactions contemplated hereby and thereby, do not (i) conflict with, result in a violation of, or constitute a default under (A) any provision of either the Company's or PROGREEN XX LLC's governing documents (e.g., articles or certificate of incorporation or bylaws),
(B) any law, governmental regulation, court decree or order applicable to the Company or PROGREEN XX LLC, or (C) any other document or agreement to which the Company or PROGREEN XX LLC is a party, or (ii) require the consent, approval or authorization of any third party.

         9. Covenants of the Company and PROGREEN XX LLC. Until payment and satisfaction in full of the Debenture, each of the Company and PROGREEN XX LLC hereby covenants and agrees as follows:

                  (a) Notify Holder. The Company shall promptly inform the Holder if any one or more of the representations and warranties made by the Company in this Debenture or in any document related hereto shall no longer be entirely true, accurate and complete in any material respect.

                  (b) Maintain Existence and Qualifications. Each of the Company and PROGREEN XX LLC shall maintain and preserve in full force and effect its existence and rights, franchises, licenses and qualifications necessary to continue its business, and comply in all material respects with all applicable statutes, rules and regulations pertaining to the operation, conduct and maintenance of its existence and business including, without limitation, all federal, state and local laws relating to benefit plans, environmental safety, or health matters, and hazardous or liquid waste or chemicals or other liquids (including use, sale, transport and disposal thereof).

                  (c) Comply with Laws. Each of the Company and PROGREEN XX LLC shall comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, compliance with which is necessary to maintain its corporate existence or the conduct of its business or non-compliance with which would adversely affect in any material respect its ability to perform its obligations or any security given to secure its obligations.

                  (d) Condition of Assets. Each of the Company and PROGREEN XX LLC shall maintain all of its assets in good condition and repair at all times, and preserve said assets against any loss, damage, or destruction of any nature whatsoever relating to said assets or their use.

                  (e) Guaranties. Other than in the ordinary course of its business, PROGREEN XX LLC will not assume, guaranty, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any person, except by the endorsement of negotiable instruments for deposit or collection or other transactions in the ordinary course of business.

                  (f) Modification of Documents. Neither the Company nor PROGREEN XX LLC will change, alter or modify, or permit any material change, alteration or modification of its certificate of incorporation, by-laws or other governing documents that would adversely affect the Holder's rights pursuant to this Debenture or the Mortgage without the Holder's prior written consent.

                  (g) Mortgage Security Interest and Guarantee of PROGREEN XX LLC. As an inducement to the Holder to lend to the Company the principal sum set forth in this Debenture, PROGREEN XX LLC has executed this Debenture in order to be bound by the respective provisions of Section 8 and Section 9 of this Debenture. The Debenture will be secured by a first lien, in an amount equal to the principal amount of this Debenture, on the property to be purchased by the Company's special purpose subsidiary, XYZLLC, with the proceeds of the Debenture (the "Mortgage") . The Company shall pay all legal fees payable out of closing, including any fees associated with filing the Mortgage or UCC filings. Any individual legal or other fees associated with the Holder's due diligence or consultation with third party, shall be paid by the Holder.

         10. No Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         11. Notices. Unless otherwise provided in this Debenture, all notices or demands by any party relating to this Debenture shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by facsimile, or telegram (with messenger delivery specified) to the Holder or to the Company, as the case may be, at its address set forth below:

If to the Company:         Progreen Properties, Inc.
                           c/o Williams, Williams, Rattner & Plunkett, PC
                           380 North Old Woodward Ave., Suite 300
                           Birmingham, Michigan 48009

                           Attn:  Corporate Secretary

If to  PROGREEN XX  LLC:
                           Attn:  Company Secretary

If to the Holder:          The mailing address set forth on the Signature Page
                           hereto.

         The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

         12.      Choice of Law And Venue; Jury Trial Waiver.

                  THE VALIDITY OF THIS DEBENTURE, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS DEBENTURE SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN OAKLAND COUNTY, STATE OF MICHIGAN, OR, AT THE SOLE OPTION OF THE COMPANY, IN ANY OTHER COURT IN WHICH THE COMPANY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF THE COMPANY AND THE HOLDER WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 13. THE COMPANY AND THE HOLDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE DEBENTURE OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. THE COMPANY AND THE HOLDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS DEBENTURE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         13.      Miscellaneous.

                  (a) Replacement of Debenture. If the Holder loses this Debenture, the Company shall issue an identical replacement Debenture to the Holder upon the Holder's delivery to the Company of a customary agreement reasonably satisfactory to the Company to indemnify the Company for any losses resulting from issuance of the replacement Debenture.

                  (b) Severability. In the event any one or more of the provisions contained in this Debenture shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Debenture and this Debenture shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

                  (e) No Oral Modifications or Waivers. This Debenture may not be changed orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

                  (g) Assignment. The Holder shall not assign or transfer his rights under this Debenture without the prior written consent of the Company.

                  (h) Headings. The headings in this Debenture are for convenience of reference only and shall not define or limit any terms or provisions hereof.

                  (i) Integration. This Debenture, together with the Subscription Agreement, dated the date of this Debenture and entered into between the Company and the Holder, reflect the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

                  IN WITNESS WHEREOF, the Company and ProGreen XX LLC have duly executed this Debenture as of the day and year first above written.

                                      COMPANY:

                                      PROGREEN PROPERTIES, INC.



                                      By:
                                               --------------------------------
                                      Name:
                                      Title:




                                      PROGREEN XX LLC:


                                      _________________________________LLC



                                      By:
                                               --------------------------------
                                      Name:
                                      Title:

EXHIBIT A

                              NOTICE OF CONVERSION

To:   ProGreen Properties, Inc.
      380 North Old Woodward Ave., Suite 300
      Birmingham, MI 48009
      Attention: _________________
      Telecopy:  _________________

The undersigned hereby elects to convert $____________ principal amount of the Debenture (the "CONVERSION"), into shares of common stock ("COMMON STOCK") of ProGreen Properties, Inc. (the "COMPANY") according to the conditions of the Secured Convertible Debenture dated ____________, 20__ (the "DEBENTURE"), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

The Company shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee (which is _____________________________________________) with DTC through its
Deposit Withdrawal Agent Commission System ("DTC TRANSFER").

Check Box if Applicable:
/ / In lieu of receiving the shares of Common Stock issuable pursuant to this Notice of Conversion by way of DTC Transfer, the undersigned hereby requests that the Company issue and deliver to the undersigned or its nominee (if applicable) physical certificates representing such shares of Common Stock.

                        Date of Conversion: ____________________
                        Applicable Conversion Price: _____________

                        Amount of Accrued and Unpaid Interest on the Principal Amount ("Unpaid Interest") to be converted, if any: _____________________

                        Number of Shares of
                        Common Stock to be Issued: ________________

                        Signature: _________________________

                        Name: ____________________________

                        Address: ___________________________